UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 10, 2007

Progress Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-15929	56-2155481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 S. Wilmington Street, Raleigh, North Carolina		27601-1849
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-546-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-3382	56-0165465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 S. Wilmington Street, Raleigh, North Carolina		27601-1849
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(919) 546-6111

n/a
______________________________________________
Former name or former address, if changed since last report

Florida Power Corporation d/b/a Progress Energy Florida, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	1-3274	59-0247770
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

299 1st Avenue N., St. Petersburg, Florida		33701
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-546-6111

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2007, the Organization and Compensation Committee (the "Committee") of the Board of Directors of Progress Energy, Inc. (the "Company") adopted a new sub-plan to the 2007 Equity Incentive Plan, attached hereto as Exhibit 10.1. Approval of the new sub-plan was an administrative matter resulting from the approval of the 2007 Equity Incentive Plan by Company’s shareholders at the May 9, 2007 Annual Meeting. The new sub-plan is identical, with respect to future awards, to the previously disclosed Exhibit C to the 2002 Equity Incentive Plan ("Sub-Plan C") and provides that performance shares issued under the new sub-plan will utilize total shareholder return as the sole metric for determining the amount of an award upon vesting. In order to ensure that the performance metrics are not unduly affected by price to earnings ratio changes that are largely out of management’s control, the Committee designed the total shareholder return performance metrics to be calculated assuming a constant price to earnings ratio, which will be set at the beginning of each grant’s performance period. The performance metrics also use core ongoing earnings as the earnings component for performance measurement purposes. The new sub-plan replaces Sub-Plan C with respect to future performance shares issued by the Company.

________________________________________________________________________________________________

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progress Energy, Inc.

July 16, 2007	By:	Jeffrey M. Stone

Name: Jeffrey M. Stone
Title: Chief Accounting Officer, Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc.

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Exhibit Index

Exhibit No.	Description

10.1	Exhibit A 2007 Equity Incentive Plan